Exhibit 23(a)

               Consent of Independent Certified Public Accountants

We consent to the use in this Amendment No. 1 to the Registration Statement on Form S-3 of our report dated October 17, 2001, relating to the financial statements of Conolog Corporation and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                             ROSENBERG RICH BAKER BERMAN
                                               & COMPANY

Bridgewater, New Jersey
November 26, 2001